UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2018

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders

The following information is furnished pursuant to Item 5.07, “Submission of Matters to a Vote of Security Holders.”

On May 9, 2018, Murphy Oil Corporation held its annual meeting of stockholders.  The results of voting related to matters brought before stockholders are shown below.

Proposal 1 – Election of Directors

The directors proposed by management were elected with a tabulation of votes to the nearest share as shown below.

				Broker
	For	Against	Abstain	Non-Votes
T. Jay Collins	150,487,335	748,587	175,486	11,038,498
Steven A. Cossé	150,421,808	827,776	161,824	11,038,498
Claiborne P. Deming	149,909,710	1,339,758	161,940	11,038,498
Lawrence R. Dickerson	150,669,830	564,289	177,289	11,038,498
Roger W. Jenkins	149,917,971	1,317,213	176,224	11,038,498
Elisabeth W. Keller	150,787,731	425,445	198,232	11,038,498
James V. Kelley	148,965,369	2,267,867	178,172	11,038,498
Walentin Mirosh	150,578,976	645,626	186,806	11,038,498
R. Madison Murphy	148,910,313	2,339,564	161,531	11,038,498
Jeffrey W. Nolan	150,552,830	696,017	162,561	11,038,498
Neal E. Schmale	149,464,198	1,761,672	185,538	11,038,498
Laura A. Sugg	150,783,316	443,167	184,925	11,038,498

Proposal 2 – Advisory Vote to Approve Executive Compensation	139,610,799	11,561,568	239,041	11,038,498
Regarding an advisory vote on executive compensation, stockholders approved by vote the compensation of the Company’s named executive officers as shown.
Proposal 3 – Approval of the Proposed 2018 Stock Plan for Non-Employee Directors	147,904,798	3,279,292	227,318	11,038,498
Regarding a vote to adopt the proposed 2018 Stock Plan for Non-Employee Directors (2018 Plan), stockholders approved by vote the 2018 Plan as shown.
Proposal 4 – Approval of the Proposed 2018 Long-Term Incentive Plan	146,926,822	4,279,564	205,022	11,038,498
Regarding a vote to adopt the proposed 2018 Long-Term Incentive Plan (2018 LTIP), stockholders approved by vote the 2018 LTIP as shown.
Proposal 5 – Approval of Appointment of Independent Registered Public Accounting Firm	158,481,316	3,748,512	220,078

The earlier appointment by the Audit Committee of the Board of Directors of KPMG LLP as the Company’s independent registered public accounting firm for 2018 was approved by the vote of stockholders as shown.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Date:  May 9, 2018